Exhibit 99.1

Except for the historical information contained in this presentation, certain matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that, in making any such statements, our expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. When used in this presentation, the words "anticipates", "believes", "expects", "intends", and similar expressions as they relate to Reliance Bancshares, Inc. or its management are intended to identify such forward-looking statements. The forward-looking statements are subject to numerous risks and uncertainties. Our actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what impact they will have on our results. We expressly decline any obligation to publicly revise any forward- looking statement that have been made to reflect the occurrence of events after the date hereof. Forward-Looking Statements

Thirteenth Annual Meeting of Shareholders May 3, 2011

Allan D. Ivie, IV President, Chief Executive Officer

Thirteenth Annual Meeting of Shareholders May 3, 2011

Patrick R. Gideon Chairman of the Board of Directors

Board of Directors Robert M. Cox, Jr. Emerson Electric Company Richard M. Demko Demko Consulting Patrick R. Gideon Silver Lake Bank Allan D. Ivie, IV President, CEO Lawrence P. Keeley L. Keeley Construction Barry D. Koenemann United Construction Ent. Co. Gary R. Parker Center Oil Company Scott A. Sachtleben The Desco Group James E. SanFilippo Waylon Advertising Jerry S. Von Rohr Vice Chairman of the Board

Thirteenth Annual Meeting of Shareholders May 3, 2011

Board of Directors Represent the Shareholder's Interests Set Policy Set Clearly Defined Goals Support Management Hold Management Accountable

Non-Executive Chairman of the Board Review and Evaluate the Performance of the CEO and Other Board Members Organize and Coordinate Board Activities Chair Board Meetings

Thirteenth Annual Meeting of Shareholders May 3, 2011

Strategic Plan Clean up the Balance Sheet Eliminate Troubled Assets Improve Credit Underwriting Standards Raise Additional Capital Continue to Cut Costs

Thirteenth Annual Meeting of Shareholders May 3, 2011

We Appreciate Your Support Continue to support Reliance by maintaining your current ownership position Once we have a Capital Plan, consider investing in the rights offering Please consider becoming a depositor Refer a friend or colleague Review our Bank-owned real estate You are our best advocates, Thank you!

Thirteenth Annual Meeting of Shareholders May 3, 2011

2010 Overview

Regulatory Agreements Raise Additional Capital Reduce Problem Assets Reduce Concentration of Commercial Real Estate Loans Maintain Increased Levels of Liquidity Periodically Report Progress

2010 Overview

Financial Data - Balance Sheet Reliance Bancshares Year End 2008 Year End 2009 Year End 2010 Net Loans $1,240,191 $1,108,575 $972,128 Investment 193,888 284,120 241,600 Total Assets $1,573,989 $1,536,708 $1,296,025 Deposits 1,228,047 1,266,060 1,080,159 Borrowings 199,919 116,697 108,178 Equity $139,609 $149,669 $104,247

Financial Data - Income Statement Financial Data - Income Statement

Financial Data - Income Statement Financial Data - Income Statement

Core Earnings Core Earnings

Underlying Strength in Core Earnings

Leadership Team Roy A. Wagman EVP, Chief Risk Officer James Kratzer EVP, Senior Lending Officer Timothy Drone SVP, Head of Special Assets Wendy Erhart EVP, Retail Banking Dale E. Oberkfell EVP, Chief Financial Officer William Springer EVP, Chief Credit Officer Daniel S. Brown EVP, Senior Lending Officer

2011 Key Initiatives Returning the Bank to Profitability

Returning the Bank to Profitability Eliminate Problem Assets

Returning the Bank to Profitability Eliminate Problem Assets Re-Engineer / Strengthen the Balance Sheet

Reduced Concentration in Commercial Real Estate

Deposit Mix

Returning the Bank to Profitability Eliminate Problem Assets Re-Engineer / Strengthen the Balance Sheet Raise New Capital

Returning the Bank to Profitability Eliminate Problem Assets Re-Engineer / Strengthen the Balance Sheet Raise New Capital Continue Cost Cutting Programs

Returning the Bank to Profitability Eliminate Problem Assets Re-Engineer / Strengthen the Balance Sheet Raise New Capital Continue Cost Cutting Programs Focus on Core Market

Returning the Bank to Profitability Eliminate Problem Assets Re-Engineer the Balance Sheet Raise New Capital Continue Cost Cutting Programs Focus on Core Market Execute Flawlessly

Questions & Answers

Thirteenth Annual Meeting of Shareholders May 3, 2011